EXHIBIT 10.11

                               AMENDMENT NO. 1 TO
                          SUBSCRIPTION ESCROW AGREEMENT

      This Amendment No. 1 dated as of December 23, 2003 (this "Amended Agreement"), to the Subscription Escrow Agreement dated December 5, 2002 by and among AmeriFirst Fund I, LLC, AmeriFirst Capital Corp. and SouthTrust Bank (the "Agreement"), is entered into as of the 20th day of October 2003, by and among AmeriFirst Fund I, LLC, a Florida limited liability company (the "Issuer"), AmeriFirst Capital Corp., a Florida corporation (the "Depositor") and SouthTrust Bank, a state banking institution organized and existing under the laws of the State of Alabama, as escrow agent ("Escrow Agent"). Capital terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

      WHEREAS, the parties desire to amend the Agreement to (i) clarify that the Effective Date of the Issuer's Registration Statement on Form S-1 is October 17, 2003, the date upon which the issuer's Post-Effective Amendment No. 2 to the Registration Statement was declared effective by the Securities and Exchange Commission; and (ii) amend Exhibits A and B to the Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

1. The introduction and the three WHEREAS clauses contained in the Agreement are hereby amended in their entirety to read as follows:

      Subscription Escrow Agreement (the "Agreement") executed this 5th day of December 2002, by and among AmeriFirst Fund I, LLC, a Florida limited liability company (the "Issuer"), AmeriFirst Capital Corp., a Florida corporation (the "Depositor") and SouthTrust Bank, a state banking institution organized and existing under the laws of the State of Alabama, as escrow agent ("Escrow Agent").

      WHEREAS, in connection with the Issuer's initial public offering (the "Offering") of a maximum of 100,000, and a minimum of 2,500 (the "Minimum Purchase"), units of membership interest (the "Units") in the Issuer at 1,000 per unit, the Issuer has filed a Registration Statement on Form S-1 (File No. 333-98651) which was declared effective by the Securities and Exchange Commission on May 14, 2003, as amended by Post-Effective Amendment No. 2, which was declared effective on October 17, 2003 and is hereinafter referred to as the "Effective Date."

      WHEREAS, the Depositor has been named as the Underwriter in connection with the Offering for the sale of the Units in accordance with, and pursuant to, the terms and conditions of the Underwriting Agreement dated as of October 17, 2003 by and between the Issuer and the Depositor.

      WHEREAS, the Issuer and the Depositor desire to establish an escrow fund in compliance with 17 C.F.R. Section 240.15c2-4, to be held by the Escrow Agent until the earlier of (i) April 17, 2004, six months from the Effective Date, unless extended by the Issuer for an

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additional 6 months until October 17, 2004, (ii) upon the sale of $2,500,000 in
Units, or (iii) upon termination of the Fund.

2. Exhibit A to the Agreement is hereby amended in its entirety to read as follows:

      Upon the sale of $2,500,000 (the "Minimum Escrow Funds") in Units, the Escrow Agent shall transfer to the Issuer, by wire transfer or certified check, to a bank account of the Issuer's description, the full amount of the Minimum Escrow Funds, together with all interest accrued thereon. Upon transfer of the Escrow Funds to the Issuer, the escrow fund with the Escrow Agent shall be automatically terminated.

      In the event that (i) the sale of the Minimum Purchase is not achieved on or prior to April 17, 2004, six months from the Effective Date, or if extended by the Issuer for an additional 6 months, on or prior to October 17, 2004, or
(ii) the Offering is terminated for any reason prior to the closing on the Minimum Purchase, upon written instructions from the Issuer, the Escrow Agent shall return to the respective investors the Escrow Funds, together with interest accrued thereon.

      The Federal Employer Identification Number of the Issuer is 16-1628-844. The Federal Employer Identification Number of the Depositor is 41-2065933.

3. Exhibit B to the Agreement is hereby amended in its entirety to read as follows:

      In the absence of written direction from the Issuer, the Escrow Funds shall be invested in the J.P. Morgan Prime Money Market Reserve or SouthTrust Money Market Fund or a similar money market fund that the Escrow Agent uses for the investment of short term funds.

4. As amended hereby, the Agreement shall continue in full force and effect.

5. This Amended Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single agreement. This Amended Agreement may be executed by facsimile signature.

                            [Signature Page Follows]

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      IN WITNESS WHEREOF, this Amended Agreement has been executed as of the date first written above in accordance with Section 13 of the Agreement.


                                     AMERIFIRST  FUND I, LLC

                                     By: AmeriFirst Financial Services, Inc.

                                     By: /s/ Brittany M. Ellis
                                         ------------------------------------
                                         Brittany M. Ellis, President


                                     AMERIFIRST  CAPITAL CORP.

                                     By: /s/ John Tooke
                                         ------------------------------------
                                         John Tooke, Chief Executive Officer


                                     SOUTHTRUST BANK

                                     By: /s/ Donald E. Evans, Jr.
                                        -------------------------------------
                                        Name:  Donald E. Evans, Jr.
                                        Title: VP & Manager